Exhibit 10.7

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

LICENCE AGREEMENT

This Agreement is made the 31st. day of October 2020 between

A*CCELERATE TECHNOLOGIES PTE LTD (Co. Reg. No. 199503187D), a company incorporated in Singapore and having its place of business at 1 Fusionopolis Way, #19-10 Connexis North, Singapore 138632 (hereinafter referred to as “ETPL”) of the first part; and

LICENSEE, full details of which are set out in Schedule 1, of the second part.

RECITAL

A.	ETPL has the right to license the Technology and is entitled to grant the rights under this Agreement.

B.	LICENSEE wishes to acquire rights to license and use the Technology, in the Field subject to the terms and conditions herein.

NOW THEREFORE, in consideration of the mutual covenants and conditions set forth herein, ETPL and LICENSEE hereby agree as follows:-

1.	DEFINITIONS

“Confidential Information” means all information of ETPL or ETPL’s Affiliates, including prototypes and samples, which may be disclosed to LICENSEE at any time and from time to time during the Term of this Agreement, which may be identified or designated by ETPL as proprietary, confidential or secret and includes information which by its nature should be proprietary, confidential or secret. The specific terms and conditions of this Agreement shall be deemed to be Confidential Information.

“Confidential Information” shall not include any information or material that is: (i) already in the possession of LICENSEE without prior restriction; (ii) independently developed by LICENSEE; (iii) publicly disclosed by ETPL; (iv) rightfully received by LICENSEE from a third party; (v) approved for release by written agreement with ETPL or (vi) made available by ETPL to others without restriction.

“Documentation” means any user guides, instruction manuals and other documents whether in written or machine-readable form relating to the Technology.

“Effective Date” means the effective date of this licence as set out in Schedule 1 of this Agreement.

“Enhancements” means all new versions of, modifications, additions, improvements, upgrades and development to the Technology developed by LICENSEE.

“ETPL’s Affiliates” means the Agency for Science, Technology and Research (“A*STAR”) and all the research institutes and centres managed and funded by A*STAR.

“Field” means the field of use as described in Schedule 1 of this Agreement.

“Intellectual Property” means patent(s), know-how and intellectual property rights (including without limitation patents, copyrights, designs, trade secrets, and rights in Confidential Information) worldwide arising under statutory or common law, and whether or not perfected, and any applications of the foregoing.

“Licensed Products” means the products as described in Schedule 1 of this Agreement.

“Licensee’s Affiliates” shall have the same meaning as ascribed to a “related corporation” under the Companies Act CAP.50.

“Royalties” means the amounts payable by LICENSEE to ETPL as set out in Schedule 2.

“Sales Report” means the sales report as set out in Schedule 3 to be submitted by LICENSEE to ETPL pursuant to this Agreement.

“Technology” means the technology as described in Schedule 1 of this Agreement.

“Term” means the period of time as set out in Schedule 1 of this Agreement.

“Territory” means the countries as set out in Schedule 1 of this Agreement.

2.	GRANT

2.1	ETPL hereby grants to LICENSEE and its Affiliates a non-exclusive, non-sublicensable, non–transferable, revocable for cause licence to use the Technology within the Field for the Term and in the Territory to develop Enhancements and use, make, have made, manufacture, distribute, market, import, export, sell and have sold Licensed Products.

2.2	Nothing in this Agreement shall prejudice ETPL’s right to use and to allow ETPL and ETPL’s Affiliates to use, further develop, license or otherwise commercialise the Technology as they deem fit.

2.3	ETPL shall not be obliged to render any technical assistance, maintenance or support services to LICENSEE in respect of the Technology or otherwise.

2.4	Except as expressly provided in this Agreement or with the prior written consent of ETPL, LICENSEE shall not modify, adapt, translate, alter, copy, reproduce, deal in, reverse engineer, decompile, disassemble or create any derivative works based on the whole or any part of the Technology.

3.	FINANCIAL TERMS

3.1	In consideration of the rights granted pursuant to Clause 2 above, LICENSEE shall pay to ETPL:-

3.1.1	the licence fee stated in Schedule 1 (“Licence Fee”); and

3.1.2	Royalties in accordance with the royalty scheme set out in Schedule 1 together with the Sales Reports, in the manner set out in Schedule 3.

3.2	Time of payment shall be of the essence. If LICENSEE fails to make any payment due to ETPL, ETPL shall have the right to:

3.2.1	forthwith suspend or terminate the Licence hereby granted to LICENSEE; and

3.2.2	charge LICENSEE, in respect of any and all overdue payments, interest at the rate of [*****] above the annual prime lending rate of the Development Bank of Singapore from such date until said amount is paid in full to ETPL.

4.	ACCOUNTS

4.1	LICENSEE shall keep true and accurate accounts and records in sufficient detail to enable the amount of all Royalties or other sums payable under this Agreement to be determined. ETPL has the right to request for LICENSEE to submit details of its accounts and records to support the information provided in the Sales Report.

4.2	ETPL may, annually and at its own cost, appoint an independent auditor to examine LICENSEE’s books and records to verify LICENSEE’s fulfilment of its obligations under this Agreement. Notwithstanding the foregoing, the cost of such audit conducted shall be borne in full by LICENSEE if any discrepancy exceeding [*****] is found in the Royalties stated.

4.3	The provisions of this Clause 4 shall remain in full force and effect after the termination of this Agreement for any reasons until the settlement of all subsisting claims of ETPL under this Agreement.

5.	RIGHTS IN INTELLECTUAL PROPERTY

5.1	LICENSEE acknowledges that the Technology may contain Confidential Information of ETPL or ETPL’s Affiliates and LICENSEE shall treat in confidence any information relating to the Technology, save for information that is in the public domain through no fault of its obligations herein.

5.2	LICENSEE shall take all reasonable steps, including, but not limited to, those steps taken to protect its own information, data or other tangible or intangible property that it regards as proprietary or confidential, to ensure that the Confidential Information is not disclosed or duplicated for the use of any third party, and shall take all reasonable steps to prevent its officers and employees, or any other persons having access to the Confidential Information, from disclosing or making unauthorised use of any Confidential Information, or from committing any acts of omissions that may result in a violation of this Agreement.

5.3	LICENSEE shall not do anything which might bring into question ETPL or ETPL’s Affiliates’ ownership of the Technology licensed by ETPL to LICENSEE under this Agreement or their validity.

5.4	LICENSEE shall notify ETPL in writing as soon as practicable after it becomes aware of:-

5.4.1	any actual, threatened or suspected infringement of any Intellectual Property of ETPL in respect of the Technology or any breach of confidence relating to any of the foregoing; or

5.4.2	any claim brought against LICENSEE or any other person alleging that its use of the Technology infringes any Intellectual Property or other rights belonging to or alleged to belong to the claimant.

5.5	ETPL or its Affiliates shall have the right but not the obligation, at its option and expense, to prosecute and defend any and all infringements provided that all damages, costs or other benefits obtained as a result belongs to ETPL.

6.	NO WARRANTIES

SAVE THAT ETPL WARRANTS THAT IT HAS FULL RIGHT AND POWER TO ENTER INTO THIS AGREEMENT, ETPL MAKES NO OTHER WARRANTIES CONCERNING THE TECHNOLOGY, INCLUDING WITHOUT LIMITATION, ANY EXPRESS OR IMPLIED WARRANTY OF MERCHANTABILITY OR SATISFACTORY QUALITY, FITNESS FOR A PARTICULAR PURPOSE OR AS TO RELIABILITY, ACCURACY, VALIDITY OR OTHERWISE OF THE TECHNOLOGY. THE TECHNOLOGY IS PROVIDED “AS IS” AND ETPL MAKES NO WARRANTY OR REPRESENTATION AS TO THE VALIDITY OR SCOPE OF THE TECHNOLOGY, OR THAT THE TECHNOLOGY WILL BE FREE FROM INFRINGEMENT OF PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR THAT NO THIRD PARTIES ARE IN ANY WAY INFRINGING THE TECHNOLOGY COVERED BY THIS AGREEMENT.

7.	LICENSEE’S RESPONSIBILITY

LICENSEE assumes all responsibility and liability for any loss, damages, costs, expenses or other claim for compensation which arises out of or in connection with this Agreement, or which in any way relates to the Technology, or its use by LICENSEE except to the extent when caused by the wilful misconduct of ETPL. For avoidance of doubt, in no event shall ETPL be liable for any incidental, consequential or special damages arising out of or related to this Agreement, including, but not limited to, loss of business opportunity, lost profits or pure economic loss. Notwithstanding anything to the contrary, ETPL’s total and cumulative liability under this Agreement, however arising, shall not exceed any amount that LICENSEE has actually paid to ETPL pursuant to this Agreement.

8.	USE OF NAME

LICENSEE shall not use the name, trademark or logo of ETPL or ETPL’s Affiliates in any publicity, promotion, news release or disclosure relating to this Agreement, its subject matter or the sale of the Licensed Products, without the prior written permission of ETPL.

9.	TERMINATION

9.1	LICENSEE shall be entitled to terminate this Agreement at any time by giving no less than thirty (30) days written notice to ETPL.

9.2	ETPL shall be entitled to terminate this Agreement forthwith by giving written notice to LICENSEE if:-

9.2.1	LICENSEE commits any breach of this Agreement and if the breach is capable of remedy, fails to remedy it within thirty (30) days after being given a written notice containing full particulars of the breach and requiring the remedy of the breach; or

9.2.2	An encumbrances takes possession, or a receiver is appointed, of any of the property or assets of LICENSEE; or

9.2.3	LICENSEE makes any voluntary arrangement with its creditors; or

9.2.4	LICENSEE goes into liquidation (except for the purpose of amalgamation or reconstruction and so that the resulting LICENSEE effectively agrees to be bound by or assume the obligations imposed on the LICENSEE under this Agreement); or

9.2.5	LICENSEE ceases, or threatens to cease, to carry on business.

9.3	Termination of this Agreement howsoever caused shall be without prejudice to any other right or remedy a Party may be entitled to hereunder or at law and shall not affect any accrued rights or liabilities of either Party.

9.4	Upon the termination of this Agreement:

9.4.1	LICENSEE shall forthwith cease to market or use, either directly or indirectly, the Licensed Products or the Technology or to use any of the Intellectual Property;

9.4.2	LICENSEE shall destroy or return to ETPL all copies of the Documentation in its possession or control; and

9.4.3	LICENSEE shall promptly pay all amounts due under this Agreement to ETPL immediately upon its receipt of the same and shall submit to ETPL written confirmation signed by a duly authorised officer that it has complied with such payment obligations, along with a copy of all materials reasonably necessary to support such statement.

9.5	Clause 4, 5, 6, 8, 9.5 and 10 shall survive the termination of this Agreement.

10.	ARBITRATION AND GOVERNING LAW

10.1	Any dispute among the parties arising out of or in connection with this Agreement or in the performance thereof shall in the first instance be referred to the authorised representatives of the parties for resolution. If such efforts fail, then the dispute shall be referred to binding arbitration in Singapore in accordance with the Arbitration Rules of the Singapore International Arbitration Center in force at such time which rules shall be deemed to be incorporated by reference into this Agreement. The Tribunal shall consist of one (1) arbitrator chosen by the Singapore International Arbitration Center under its rules if the parties cannot otherwise agree upon an arbitrator.

10.2	This Agreement shall be governed by the laws of the Republic of Singapore and each Party agrees to submit to the non-exclusive jurisdiction of the Singapore courts.

11.	MISCELLANEOUS

11.1	Assignment. This Agreement may not be assigned by the LICENSEE to any person without the prior written consent of ETPL.

11.2	Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter herein. There shall be no amendments or modifications to this Agreement, except by a written document signed by both parties.

11.3	Waiver. Any delay in enforcing a party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of that party’s rights to the future enforcement of its rights under this Agreement, unless there is an express written and signed waiver for a particular matter for a particular period of time.

11.4	Severance. If any provision of this Agreement is held by any court or other competent authority to be invalid or unenforceable, in whole or in part, the other provisions of this Agreement and the remainder of the affected provision shall continue to be valid.

11.5	Injunctive relief. LICENSEE acknowledges that any breach of this Agreement may cause irreparable damage to ETPL or ETPL’s Affiliates and LICENSEE agrees that ETPL or its Affiliates shall be entitled to injunctive relief in addition to any award by the court in favour of ETPL or ETPL’s Affiliates.

11.6	Notices. Any notices required by this Agreement shall be in writing, shall specifically refer to this Agreement and shall be sent by registered or certified mail and shall be forwarded to the respective addresses set forth below unless subsequently changed by written notice to the other party.

To ETPL: 1 Fusionopolis Way, #19-10 Connexis North, Singapore 138632

Attn: Commercialisation Head

Fax: 64632675

To LICENSEE:Refer to Schedule 1

11.7	Contracts (Rights of Third Parties) Act. Save to give effect to the rights accruing to ETPL’s Affiliates under this Agreement, a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act Cap. 53B or otherwise to enforce any terms and conditions of this Agreement.

11.8	Novation. If at any time after the Effective Date the functions and operations of ETPL are assigned, merged, transferred into or otherwise forms part of another organisation (“the New Entity”) such that the New Entity takes over the whole or substantially the whole of ETPL’s operations, then it is agreed that this Agreement may, at the option of ETPL, be novated to the New Entity which will then assume all of ETPL’s rights and obligations hereunder.

12.	Use Of Technology. The Technology shall be used for commercial and/or civilian purposes only. LICENSEE shall ensure that it complies with all applicable laws, rules and regulations governing the use, export and disposal of the Technology and the Licensed Products.

************************************************

IN WITNESS HEREOF, the parties have executed this Agreement by their duly authorised representatives as of the date set forth above.

SIGNED by Dr Ananth Chandrasekaran	)
Vice President for and on behalf of	)
A*ccelerate TECHNOLOGIES PTE LTD	)
In the presence of	)

/s/ Authorized Signatory

[*****]

SIGNED by Mr Choo Chee Kong Peter	)
Director for and on behalf of	)
CytoMed Therapeutics Pte Ltd	)
In the presence of	)

/s/ CHOO Chee Kong

[*****]

SCHEDULE 1

1.	LICENSEE

Name: PURICELL LAB PTE. LTD.

Address: 21 BUKIT BATOK CRESECNT #17-80 WCEGA TOWER SINGAPORE 658065

Company Registration No.: 202031625G

Addressee for communications: [*****]

Email Address: [*****]

Telephone No.: [*****]

Fax No.: NA

[*****]

2.	Field of use

Research, development and manufacturing of GMP-grade human induced pluripotent stem cells (iPSCS) derived from this Technology.

3.	Technology

[*****]

4.	Licensed Products

Human induced pluripotent stem cells (iPSCs), mesenchymal stem cells (iMSC) and their derivatives for use within the Field of Use only which incorporates the Technology (or part thereof) or which cannot be developed, manufactured, used, sold, performed or provided without infringing A*CCELERATE’s rights in the Technology. For the avoidance of doubt, a Licensed Product includes a complete system, which may include hardware, software, accessories, implementation manuals and the like, or a sub-system of a complete system, incorporating the Technology (or part thereof), for use within the Field of Use only which incorporates the Technology (or part thereof) or which cannot be developed, manufactured, used, sold, performed or provided without infringing ETPL’s rights in the Technology. For the avoidance of doubt, a Licensed Product includes a complete system, which may include hardware, software, accessories, implementation manuals and the like, or a sub-system of a complete system, incorporating the Technology (or part thereof).

5.	Effective Date

11/16/2020 12:00:00 AM

6.	Term

10 Year(s), 0 Month(s)

7.	Territory

WORLDWIDE

8.	Licence Fee

(a) Licence Fee (payable)

[*****]

(b) Royalty Payment:

LICENSEE will have to pay royalty as indicated in the table below:

Royalty Period	Payment and Sales Report Due Date	Royalty Payable
[*****]	[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

[*****]

(c) Annual Minimum Payment:

Royalty Period	Royalty Payable
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]
[*****]	[*****]

“Gross Revenue” means any and all consideration received and receivable by LICENSEE, including but not limited to all revenue received by LICENSEE in respect of any sale, distribution, use or other disposition of Licensed Product. If any Licensed Product is distributed in a transaction that is not at arms-length for a discounted price that is substantially lower than the customary price charged by LICENSEE, or distributed for a non-cash consideration (whether or not for a discount), Gross Revenue shall be calculated based on the non-discounted price amount of the Licensed Product charged to an independent party during the same reporting period or in the absence of such sales, on the fair market value of the Licensed Product. For the purposes of this definition, Gross Revenue shall be computed before deducting income tax or any other taxes, refund discount, credit or other offset.

SCHEDULE 2

PAYMENT TERMS

1.	From and after the date falling twelve (12) months from the date of this Agreement, in order to maintain the licence granted hereunder in force, LICENSEE shall pay to ETPL the minimum annual royalty as set out in Schedule 1. Any percentage royalties earned and paid to ETPL pursuant to Clause 3.1.2 of this Agreement for any twelve (12) month period shall be credited against the minimum royalty payable for such period, and the payment of any shortfall between actual royalties paid and the minimum annual royalty applicable to such twelve (12) month period shall be payable to ETPL in accordance with Schedule 1.

2.	All Royalties or other sums payable under this Agreement shall be paid in Singapore Dollars.

3.	All payments made to ETPL hereunder shall exclude any goods and services tax, sale and use tax or any similar tariff, impost, duty, fees or assessments (including the amount of interest and penalties in connection therewith) or governmental charge. Payment shall be made in cleared funds to such bank account or in such other manner as ETPL may specify from time to time to LICENSEE, without any set-off, deduction or withholding.

4.	The Parties hereby agree that ETPL’s acceptance of any purported payment of Royalties from LICENSEE shall not be deemed to be ETPL’s acceptance of the validity and accuracy of any record, statement and document in support thereof. For the avoidance of doubt, ETPL reserves the right to reject any such record, statement or document as valid or accurate subsequent to its acceptance of any purported payment of Royalties and in such event, ETPL shall have the right to recover the balance of any sums thereby found due and unpaid.

******************************************************************

SCHEDULE 3

SALES REPORT

Name of Licensee:	PURICELL LAB PTE. LTD.
Reporting period:
Licence Agreement reference no:	N/A
Technology:	[*****]

S/No	Invoice Date	Invoice Number	Customer name	Description	Invoice amount (S$) * without GST (a)
1
2
3
4
5
6
7
8
9
10
Total					0

Note: Please insert more rows if necessary

* For sales invoice in foreign currency, please indicate the exchange rate used to convert to S$

We hereby certify that the above information is correct.

Name:
Designation:	Chief Financial Officer/ Director
Date: